Offerings - Offering: 1	Jun. 04, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 104,688,578.00
Amount of Registration Fee	$ 14,457.49
Offering Note	Calculated as the aggregate maximum value of Shares being purchased. The fee of $14,457.49 was paid in connection with the filing of the Schedule TO-I by NB Private Markets Access Fund LLC (File No. 005-92727) on February 27, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. The amount of filing fee is calculated at $138.10 per $1,000,000 of the Transaction Valuation, which was the filing fee rate in effect for 10/1/2025 to 9/30/2026.